UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021 (October 13, 2021)

ALLIANCEBERNSTEIN HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Commerce Street, Nashville, TN  37023
(Address of principal executive offices)
(Zip Code)
(212) 969-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Units rep. assignments of beneficial ownership of limited partnership interests in AB Holding	AB	NYSE

Item 1.01.    Entry into a Material Definitive Agreement.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 13, 2021, AllianceBernstein L.P. (“AB” or the “Company”) entered into an amended and restated committed, unsecured five-year senior revolving credit facility in a principal amount of up to $800 million with Sanford C. Bernstein & Co., LLC (a wholly-owned subsidiary of AB, “SCB,” and, together with AB, the “Borrowers”), as an additional Borrower, Bank of America, N.A., as Administrative Agent, BOFA Securities, Inc., Citibank, N.A., HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., State Street Bank and Trust Company and Sumitomo Mitsui Banking Corporation, as joint lead arrangers and joint book managers, and the other lending institutions party thereto (the “Amended and Restated Credit Facility”). The Amended and Restated Credit Facility amends and restates the existing syndicated revolving credit facility of the Borrowers that was last extended, amended and restated in September 2018 (the “2018 Credit Facility”).

The Amended and Restated Credit Facility amends and restates the 2018 Credit Facility primarily in order to (i) extend the maturity date from September 27, 2023 to October 13, 2026 and (ii) reprice the facility in line with current market conditions. Pursuant to an accordion feature, the Borrowers may request to increase the facility from time to time by up to $200 million, subject to the conditions set forth in the Amended and Restated Credit Facility. In addition, the Borrowers are entitled to establish specified Key Performance Indicators (“KPIs”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Company, in which case, borrowing and fee rates under the facility may be subject to downward or upward adjustments based on the Company’s performance against the KPIs. Other than the changes in maturity and pricing, the Amended and Restated Credit Facility does not include any significant changes in terms and conditions.

The foregoing does not constitute a complete summary of the terms of the Amended and Restated Credit Facility, and reference is made to the complete text of the credit agreement, which is attached hereto as Exhibit 10.01.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

10.01    Credit Agreement.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN HOLDING L.P.
Dated: October 19, 2021	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary